UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 4, 2020
BANCPLUS CORPORATION
(Exact Name of Registrant as Specified in Charter)
Mississippi
(State or Other Jurisdiction of Incorporation)

333-236022	64-0655312
(Commission File Number)	(IRS Employer Identification No.)

1068 Highland Colony Parkway
Ridgeland, MS	39157
(Address of Principal Executive Offices)	(Zip Code)

(601) 898-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2020, BancPlus Corporation (the "Company") entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) with certain qualified institutional buyers and institutional accredited investors pursuant to which the Company issued and sold $60.0 million in aggregate principal amount of its 6.000% Fixed-to-Floating Rate Subordinated Notes due June 15, 2030 (the “Notes”). The Notes were offered and sold by the Company to eligible purchasers in a private placement in reliance on the exemption from the registration requirements of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D thereunder. The Company intends to use the proceeds of the private placement for general corporate purposes, including improving the Company's liquidity and capital positions.

The Notes will initially bear interest at a rate of 6.000% per annum from and including June 4, 2020, to but excluding June 15, 2025 or early redemption date, with interest during this period payable semiannually in arrears. From and including June 15, 2025, to but excluding the maturity date or early redemption date, the interest rate will reset quarterly to an annual floating rate equal to Three-Month Term Secured Overnight Financing Rate (“SOFR”) plus 586 basis points, with interest during this period payable quarterly in arrears. The Notes may only be transferred in minimum denominations of $250,000 and multiples of $1,000 and in compliance with applicable securities laws.

The indebtedness of the Company evidenced by the Notes is unsecured and is subordinate and junior in right of payment to the prior payment in full of all existing claims of creditors of the Company, whether currently outstanding or subsequently created, assumed, guaranteed or incurred, including principal and interest, as set forth more fully in the Notes (“Senior Indebtedness”). Senior Indebtedness, however, does not include the Notes, any obligation that by its terms expressly is junior to, or equal in right of payment to, the Notes or indebtedness between the Company and any of its subsidiaries or affiliates. The Notes are intended to qualify as Tier 2 capital of the Company for regulatory capital purposes. The Notes are not subject to any sinking fund and are not convertible into or exchangeable for any other securities or assets of the Company or any of its subsidiaries.

The Notes are not redeemable by the Company, in whole or in part, prior to the fifth anniversary of the original date of issue, except that the Notes may be redeemed at any time in whole but not in part in the event of a Tier 2 Capital Event, a Tax Event, or an Investment Company Event, each as defined and described in the Notes. On or after the fifth anniversary of the original date of issue, the Notes shall be redeemable on any interest payment date at the option of the Company, in whole or in part in integral multiples of $1,000, at an amount equal to 100% of the outstanding principal amount redeemed plus accrued but unpaid interest thereon. Any partial redemption will be made on a pro rata basis as to the holders of the Notes. Any redemption of the Notes is subject to any applicable regulatory requirements and approvals.

The Notes provide for customary events of default including, among other things, certain specified failures to make payment of interest, principal and other payments due on the Notes. The Purchase Agreement and the Note contain customary representations and warranties, and affirmative and negative covenants, including, among other things, certain restrictions on dividends and dispositions of assets or mergers.

The form of the Purchase Agreement and the form of the Notes are attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreement and the Notes are not complete and are qualified in their entirety by reference to the complete text of the relevant exhibits to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 and the full text of the Notes, which is attached here to as Exhibit 4.1, are incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On June 4, 2020, the Company issued a press release announcing the completion of the offering of the Notes, a copy of which is furnished herewith as Exhibit 99.1.

In connection with the offering of the Notes, the Company delivered an investor presentation to potential investors on a confidential basis, a copy of which is furnished herewith as Exhibit 99.2.

This information (including Exhibits 99.1 and 99.2) is being furnished under Item 7.01 of this Current Report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995 about BancPlus Corporation (the “Company,” “we,” “us” or “our”). Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations, and are subject to risks and uncertainties. These statements are often, but not always, preceded by, followed by or that otherwise include the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “continue,” “seek,” “plan,” “can,” “should,” “could,” “would,” “will,” “to be,” “predict,” “potential,” “may,” “likely,” “will likely result,” “target,” “project” and “outlook” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, based on certain assumptions and beliefs of the Company’s management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements based on factors including, but not limited to: the effects of the COVID-19 pandemic on our business, financial conditions and results of operations and on our customers, our employees, our third-party service providers and the economy; our ability to adequately measure and limit our credit risk; factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions; possible additional loan losses and impairment of the collectability of loans, particularly as a result of the policies and programs implemented by the Coronavirus Aid, Relief, and Economic Security Act, including its automatic loan forbearance provisions; our ability to successfully integrate State Capital Corp. and State Bank & Trust Company into our business; our ability to prudently manage our growth and execute our strategy; the composition of our management team and our ability to attract and retain key personnel; changes in management personnel; geographic concentration of our business within Mississippi and neighboring markets; our ability to attract and retain customers; increased competition in the financial services industry, particularly from regional and national institutions; further government restrictions on overdraft programs; failure of our risk management framework; systems failures, unauthorized access, cyber-crime and other threats to data security or interruptions involving our information technology and telecommunications systems or third-party servicers, particularly in light of widespread remote work arrangements due to the COVID-19 pandemic; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the markets in which we operate and in which our loans are concentrated, including declines in housing markets, an increase in unemployment levels and slowdowns in economic growth, including as a result of the COVID-19 pandemic; our ability to maintain our historical rate of growth; our ability to manage the risks associated with our growth and expansion through de novo branching; our ability to identify potential candidates for, consummate, and achieve synergies resulting from, potential future acquisitions; deterioration of our asset quality; changes in the value of collateral securing our loans; changes in the laws, rules, regulations, interpretations or policies relating to financial institution, accounting, tax, trade, monetary and fiscal matters; further government intervention in the U.S. financial system, particularly in response to the COVID-19 pandemic; compliance with governmental and regulatory requirements, including relating to banking, consumer protection, securities and tax matters; operational risks associated with our business; volatility and direction of market interest rates, including as a result of the COVID-19 pandemic; our ability to maintain important deposit customer relationships, our reputation or otherwise avoid liquidity risks; the obligations associated with being a public reporting company; the commencement and outcome of litigation and other legal proceedings against us or to which we may become subject; natural disasters and adverse weather, public health crises, acts of terrorism, outbreaks of hostilities or other international or domestic calamities, and other matters beyond our control; and other risks and uncertainties set forth in the Company's filings with the U.S. Securities and Exchange Commission from time to time. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or revise any forward-looking statement, whether written or oral, and whether as a result of new information, future developments or otherwise, except as specifically required by law.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit
4.1	Form of 6.000% Fixed-to-Floating Rate Subordinated Notes due 2030 (included in Exhibit 10.1)

10.1	Form of Subordinated Note Purchase Agreement, dated June 4, 2020, by and among BancPlus Corporation and the several purchasers of the Notes

99.1	Press Release, dated June 4, 2020

99.2	Investor Presentation related to the offering of the Notes

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BancPlus Corporation

June 5, 2020	By:	/s/ M. Ann Southerland
M. Ann Southerland
Senior Executive Vice President and Chief Financial Officer